CERTIFICATES OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THERETO, OF THE


                         6% CONVERTIBLE PREFERRED STOCK
                                ($20 Par Value)


                            PAINE WEBBER GROUP INC.

                            ------------------------

                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                            ------------------------

         The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on February 2, 1994 by the Special Committee of the Board of Directors of Paine Webber Group Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to provisions of Section 141(c) of the General Corporation Law of the State of Delaware and Article IV, Section 1 of the By-laws of the Corporation;

                 RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Corporation by provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the issuance of a series of the Series Preferred Stock, par value $20 per share (the "Series Preferred Stock"), which shall consist of up to 2,200,000 of the 20,000,000 shares of Series Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, authorized, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which are applicable to the Series Preferred Stock) as follows:

                 The designation of such series of the Series Preferred Stock authorized by this resolution shall be the 6% Convertible Preferred Stock (the "Convertible Preferred Stock"). The number of shares of Convertible Preferred Stock shall be 2,200,000.

                      (i) Holders of shares of Convertible Preferred Stock will be entitled to receive, when and as declared by the Board of Directors (the "Board") of Paine Webber Group Inc. (the "Corporation") out of assets of the Corporation legally available for payment, an annual cash dividend of $1.50 per share, payable in semi-annual installments on June 30 and December 31, commencing December 31, 1992. Dividends on the Convertible Preferred Stock will be cumulative from the date of initial issuance of any shares of Convertible Preferred Stock. Dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board. When dividends are not paid in full upon the Convertible Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Convertible Preferred Stock (such other preferred stock and the Convertible Preferred Stock hereinafter being collectively referred to as "Parity Preferred Stock"), all dividends declared upon shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Convertible Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Convertible Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative dividends on the Convertible Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation (as defined in paragraph (iii)(I) below) or any other stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a 360-day year of 12 30-day months.

                     (ii) The shares of Convertible Preferred Stock shall rank prior to the shares of Common Stock and of any other class of stock of the Corporation ranking junior to the Series Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $25 per share (the "Liquidation Preference" of a share of Convertible Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Convertible Preferred Stock to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or the proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the liquidation preference amounts of the Parity Preferred Stock and all dividends (whether or not earned or declared) accumulated and unpaid thereon, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation shall be deemed a voluntary liquidation, dissolution or winding up of the Corporation, but a consolidation or merger of the Corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                    (iii) (I) Subject to and upon compliance with the provisions of this paragraph (iii), the holder of a share of Convertible Preferred Stock shall have the right, at his option, at any time, except that, if such share is called for redemption, not after the close of business on the fifth day next preceding the date fixed for such redemption, to convert such share into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Liquidation Preference of such share being converted by the Conversion Price (as defined below), upon surrender of such share so to be converted, such surrender to be made in the manner provided in subsection (II) of this paragraph (iii).

                 The term "Common Stock" shall mean the Common Stock, $1 par value, of the Corporation as the same exists at the date of this Certificate or as such stock may be constituted from time to time, except that for the purpose of subsection (V) of this paragraph (iii) the term "Common Stock" shall also mean and include stock of the Corporation of any class, whether now or hereafter authorized, which shall have the right to participate in the distribution of either earnings or assets of the Corporation without limit as to amount or percentage.

                 The term "Conversion Price" shall mean $22.125 as adjusted in accordance with the provisions of this paragraph (iii).

                      (II) In order to exercise the conversion privilege, the holder of each share of Convertible Preferred Stock to be converted shall surrender the certificate representing such share at the office of the conversion agent for the Convertible Preferred Stock in the Borough of Manhattan, City of New York, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation and duly executed by the holder or his duly authorized attorney, and an amount sufficient to pay any transfer or similar tax. No payment or adjustment shall be made on conversion for dividends accumulated on the Convertible Preferred Stock surrendered for conversion or for dividends on Common Stock delivered on such conversion. As promptly as practicable after the surrender of the certificates for shares of Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (iii), and any fractional interest in respect of a shares of Common Stock arising upon such conversion shall be settled as provided in subsection (III) of this paragraph (iii).

                 Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation.
         All shares of Common Stock delivered upon conversions of the Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

                    (III) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the current market price (as defined in subsection (IV)(d) of this paragraph (iii)) thereof at the close of business on the business day next preceding the day of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Convertible Preferred Stock so surrendered.

                      (IV) The Conversion Price shall be adjusted from time to time as follows:

                      (a) In case the Corporation shall hereafter (i) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of the Common Stock any shares of capital stock of the Corporation, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior thereto. An adjustment made pursuant to this subdivision (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subdivision (a), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board (whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                      (b) In case the Corporation shall hereafter issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subdivision (d) of this subsection (IV)) of the Common Stock on the record date mentioned in the next sentence (other than pursuant to an automatic dividend reinvestment plan of the Corporation or any substantially similar plan), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                      (c) In case the Corporation shall hereafter distribute to holders of its outstanding shares of Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Corporation and dividends or distributions payable in stock for which adjustment is made pursuant to subdivision (a) of this subsection (IV)) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in subdivision (b) of this subsection (IV)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subdivision (d) of this subsection
         (IV)) of the Common Stock on the record date mentioned in the next sentence less the then fair market value (as determined by the Board, whose determination shall be conclusive and shall be described in a statement filed with the conversion agent by the Corporation as soon as practicable) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                      (d)  For the purpose of subsection (III) and subdivisions
         (b) and (c) of this subsection (IV), the current market price per share of Common Stock on any date shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price regular way of the Common Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board for the purposes hereof) or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not then listed on any national securities exchange, on the basis of the closing price, if the Common Stock is a national market issue, or the average of the high bid and low asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

                      (e) In any case in which this paragraph (iii) shall require that an adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until five business days following the filing by the Corporation with the conversion agent of the certificate for independent public accountants required by subdivision (g) of this subsection (IV)) issuing to the holder of any share of Convertible Preferred Stock converted after such record date or effective date the additional shares of Common Stock or other capital stock issuable upon such conversion over and above the shares of Common Stock or other capital stock issuable upon such conversion on the basis of the Conversion

         Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                      (f) No adjustment in the Conversion Price shall be required to be made unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any
                                                   -----------------
         adjustments which by reason of this subdivision (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (iii) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this paragraph (iii) to the contrary notwithstanding, the Corporation shall be entitled to make such reduction in the Conversion Price, in addition to those required by this paragraph (iii), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients.

                      (g) Whenever the Conversion Price is adjusted as herein provided, (i) the Corporation shall promptly file with the conversion agent a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed by the Corporation to the holders of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation.

                      (h) In the event that at any time as a result of an adjustment made pursuant to subdivision (a) of this subsection (IV), the holder of any share of Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this paragraph (iii).

                      (V)  In case:

                      (a) the Corporation shall take any action which would require any adjustment in the Conversion Price pursuant to subsection
         (IV)(c); or

                      (b) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                      (c) there shall be any capital stock reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Corporation is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all the assets of the Corporation; or

                      (d) there shall be a voluntary dissolution, liquidation or winding up of the Corporation;

         then the Corporation shall cause to be filed with the conversion agent, and shall cause to be mailed to the holders of shares of the Convertible Preferred Stock at their addresses as shown on the stock books of the Corporation, at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subdivision (a), (b), (c) or (d) of this subsection (V).

                      (VI) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Preferred Stock then outstanding and not theretofore converted or then deliverable upon conversion of the Corporation's 6.5% Convertible Debentures Due 2002 (the "2002 Debentures"). For purposes of this subsection (VI), the number of shares of Common Stock which shall be deliverable upon the conversion of all such shares of Covertible Preferred Stock shall be computed as if at the time of computation all such shares were held by a single holder.

                 Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                 To the extent not already listed, the Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Convertible Preferred Stock prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

                 Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Convertible Preferred Stock, the Corporation will endeavor to comply with all Federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

                    (VII) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of the Convertible Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay
         -----------------
         any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                   (VIII) Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation), or in case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger or statutory exchange, assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection (VIII) the kind and amount of securities, cash or other property receivable upon such consolidation, merger or statutory exchange for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Convertible Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this paragraph (iii) shall correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Convertible Preferred Stock. Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect delivered to the conversion agent; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

                 The above provisions of this subsection (VIII) shall similarly apply to successive consolidations, mergers or statutory exchanges.

                      (iv) Upon any conversion or redemption of shares of Convertible Preferred Stock, the shares of Convertible Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of Series Preferred Stock, and the number of shares of Series Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of Convertible Preferred Stock.

                      (v) The holders of shares of Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                      (I) If and whenever at any time or times dividends payable on the Convertible Preferred Stock or on any other Parity Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly periods or three semi-annual periods, as the case may be, then the holders of Parity Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right shall continue until such time as all cumulative dividends accumulated on all the Parity Preferred Stock having cumulative dividends shall have been paid in full and until any noncumulative dividends payable on all the Parity Preferred Stock having noncumulative dividends shall have been paid regularly for at least one year, at which time such voting right of the holders of the Parity Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of default of the character indicated above.

                 Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Parity Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

                 At any time when such voting right shall have vested in the holders of the Parity Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of records of 10% in number of shares of the Parity Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Parity Preferred Stock and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of shares of the Parity Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (I). Any holder of the Parity Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

                 At any meeting held for the purpose of electing directors at which the holders of the Parity Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of the Parity Preferred Stock shall be required and be sufficient to constitute a quorum of the Parity Preferred Stock for the election of directors by the holders of the Parity Preferred Stock. At any such meeting or adjournment thereof (A) the absence of a quorum of the holders of the Parity Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Parity Preferred Stock and the absence of a quorum or quorums of the holders of other classes of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Parity Preferred Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                 The directors elected pursuant to this subsection (I) shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that
                                                        -----------------
         when the right of the holders of the Parity Preferred Stock to elect directors as herein provided shall terminate, the terms of office of all persons so elected by the holders of the Parity Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the By-Laws of the Corporation irrespective of any increase made pursuant to this subsection (I).

                      (II) So long as any shares of the Convertible Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation:

                      (a) without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Series Preferred Stock of all series then outstanding, (A) create any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stocks either as to dividends or upon liquidation or increase the authorized number of shares of any class or classes of stock ranking equal or prior to the Series Preferred Stock either as to dividends or upon liquidation, (B) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the preferences, special rights or powers of the Series Preferred Stock or (C) authorize any reclassification of the Series Preferred Stock;

                      (b) without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66-2/3% in number of shares of the Convertible Preferred Stock then outstanding, amend, alter or repeal any of the provisions hereof so as to affect adversely the preferences, special rights or powers of the Convertible Preferred Stock; or

                      (c) without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least a majority in number of shares of the Series Preferred Stock of all series then outstanding, increase the authorized number of Shares of the Series Preferred Stock.

                     (vi) The shares of the Convertible Preferred Stock may be redeemed at the option of the Corporation as a whole at any time, upon not less than 25 nor more than 60 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation, at a redemption price of $25.00 per share, together with an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid to the date fixed for redemption. Upon such redemption date, all holders of shares of Convertible Preferred Stock shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corporation and such holders shall have no interest or claim against the Corporation with respect to such shares except the right to receive payment of the redemption price upon surrender of their certificates.

                 If full cumulative dividends on the Convertible Preferred Stock have not been paid, the Corporation may not purchase or acquire any shares of the Convertible Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock.

                    (vii) No consent of the holders of the Convertible Preferred Stock shall be required for (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation of any class of stock of the Corporation ranking junior as to dividends or upon liquidation to the Series Preferred Stock or (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                   (viii) The Board reserves the right by subsequent amendment from time to time to increase (subject to the provisions of paragraph (v)(II)(c)) or decrease the number of shares which constitute the Convertible Preferred Stock (but not below the aggregate number of shares thereof then outstanding or then deliverable upon conversion of the 2002 Debentures) and in other respects to amend the terms of the Convertible Preferred Stock within the limitations provided by law, resolutions of the Board and the Certificate of Incorporation.

         IN WITNESS WHEREOF, Paine Webber Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Theodore
A. Levine, its Vice President, and attested by Dorothy F. Haughey, its Assistant Secretary, this 8 day of February, 1994.

                                                      PAINE WEBBER GROUP INC.


                                                      /s/  Theodore A. Levine
                                                         -----------------------
                                                           Vice President

[Seal]

Attest:


 /s/ Dorothy F. Haughey
 -------------------------
     Dorothy F. Haughey
     Assistant Secretary

STATE OF NEW YORK         )
                          )       ss.:
COUNTY OF NEW YORK        )



         This instrument was acknowledged before me this 8th day of February, 1994 by THEODORE A. LEVINE and DOROTHY F. HAUGHEY, as Vice President and Assistant Secretary, respectively, of PAINE WEBBER GROUP INC., a Delaware corporation, being authorized so to do on its behalf.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            /s/ Elisa A. Bell
                                           ---------------------------------
                                                   Notary Public

                                                     ELISA A. BELL
                                            NOTARY PUBLIC, State of New York
                                                     No. 03-4818330
                                               Qualified in Bronx County
                                            Commission Expires June 30, 1994